QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.45

notice shall be sent to:

PNGI Charles Town Gaming: Limited Liability Company Address:	James Buchanan, President P.O. Box 551 Charles Town, WV 25414
Copy to:	Kevin De Sanctis, President c/o Penn National Gaming, Inc. Wyomissing Professional Center 825 Berkshir0e Blvd., Suite 203 Wyomissing, PA 19610
Copy to:	Robert P. Krauss, Esquire Mesirov, Gelman, Jaffe, Cramer & Jamieson 1735 Market Street Philadelphia, PA 19103-7598
Charles Town HBPA, Inc.: Address	Richard C. Watson, President c/o Charles Town H.B.P.A., Inc. P.O. Box 581 Charles Town, WV 25414
Copy to:	Clarence E. Martin, III, Esquire Martin & Seibert, L.C. 1164 Winchester Avenue Martinsburg, West Virginia 25402

        WHEREAS, the HBPA and Charles Town Races wish to extend that Agreement as amended herein as it relates to Paragraph 21. Notices, until the 30th day of September, 2003;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties do hereby agree to extend that Agreement dated the 7th day of May, 1997 until the 30th day of September, 2003.

        WITNESS the following signatures and seals as of the day and date above first written.

PNGI CHARLES TOWN GAMING LIMITED LIABILITY COMPANY, a West Virginia Limited Liability Company
By:	/s/ JAMES BUCHANAN James Buchanan, its President
PENN NATIONAL GAMING OF WEST VIRGINIA, INC., a West Virginia Corporation, Managing Member of PNGI Charles Town Gaming Limited Liability Company
By:	/s/ KEVIN DE SANCTIS Kevin De Sanctis, its President
CHARLES TOWN H.B.P.A., INC., a West Virginia Corporation
By:	/s/ RICHARD C. WATSON Richard C. Watson, its President

STATE OF WEST VIRGINIA

COUNTY OF JEFFERSON, to-wit:

        I, Margaret A. Fineagan, a notary public for the County/City and State aforesaid, certify that Richard C. Watson, whose name is signed to the foregoing as President of THE CHARLES TOWN H.B.P.A., INC., a West Virginia Corporation, dated the 20th day of December, 2002 acknowledged the same on behalf of the Corporation before me in the County/City aforesaid.

        Given under my hand and official seal this 20th day of December, 2002.

Notary Public

My commission expires on July 21, 2012.

        [OFFICIAL SEAL]

STATE OF WEST VIRGINIA

COUNTY OF JEFFERSON, to-wit:

        I, Margaret A. Fineagan, a notary public for the County/City and State aforesaid, certify that James Buchanan, whose name is signed to the foregoing as President of PNGI CHARLES TOWN GAMING LIMITED LIABILITY COMPANY, a West Virginia Limited Liability Company, dated the 7th day of January, 2003 acknowledged the same on behalf of the Limited Liability Company before me in the County/City aforesaid.

        Given under my hand and official seal this 7th day of January, 2003.

Notary Public

My commission expires on June 21, 2012.                                                 [OFFICIAL SEAL]

STATE OF WEST VIRGINIA

COUNTY OF JEFFERSON, to-wit:

        I,                         , a notary public for the County/City and State aforesaid, certify that                         , whose name is signed to the foregoing as President of PENN NATIONAL GAMING OF WEST VIRGINIA, INC., a West Virginia Corporation, Managing Partner of PNGI CHARLES TOWN GAMING LIMITED LIABILITY COMPANY, a West Virginia Corporation, a West Virginia Limited Liability Company, dated the        day of December, 2002 acknowledged the same on behalf of the Limited Liability Company before me in the County/City aforesaid.

        Given under my hand and official seal this              day of December, 2002.

Notary Public

My commission expires on                         .

QuickLinks

  Exhibit 10.45